Exhibit 21.1

Subsidiaries of the Registrant

        The following is a list of the consolidated subsidiaries of KKR & Co. L.P. as of December 31, 2014.

Name	Jurisdiction
Allstar Co-Invest GP LLC	Delaware
ASF Walter Co-Invest GP Limited	Cayman Islands
Asian Fund (Ireland II) ILP	Ireland
Asian Fund (Ireland III ELP) ILP	Ireland
Asian Fund (Ireland III MIT) ILP	Ireland
Asian Fund (Ireland) ILP	Ireland
Avoca Capital	Ireland
Avoca Capital Jersey Unlimited	Jersey
Avoca Capital Property	Ireland
Avoca Convertible Bond Partners LLP	England & Wales
Avoca Securities Investments	Ireland
Blue Holdings Co-Invest GP LLC	Delaware
CH Co-Investors GP Limited	Cayman Islands
CPS Associates L.P.	Cayman Islands
CPS GP Limited	Cayman Islands
Dorms Asia Real Estate (GP) Pte. Ltd.	Singapore
Dorms Asia Real Estate LP	Singapore
Dorms Pte. Ltd.	Singapore
Fan Investors Limited	Cayman Islands
Fortune Creek Co-Invest GP Limited	Cayman Islands
GDG Co-Invest GP LLC	Delaware
Genesis Holdings L.P.	Cayman Islands
Hupah Co-Invest Limited	Cayman Islands
KAM Advisors LLC	Delaware
KAM Credit Advisors LLC	Delaware
KAM Fund Advisors LLC	Delaware
KAM Funds GP Limited	Cayman Islands
KAM Loan Administration LLC	Delaware
Keats Associates Infrastructure L.P.	Cayman Islands
Keats General Infrastructure L.P.	Cayman Islands
Keats Infrastructure Limited	Cayman Islands

Name	Jurisdiction
KEDI Holdings S.a.r.l.	Luxembourg
KFH III Holdings Ltd.	Cayman Islands
KFH PE Holdings I LLC	Delaware
KFH PE Holdings II LLC	Delaware
KFH PE Holdings III LLC	Delaware
KFH PE Holdings IV LLC	Delaware
KFH Real Asset Holdings L.P.	Delaware
KFH Royalties GP LLC	Delaware
KFH Royalties II GP LLC	Delaware
KFH Royalties II LLC	Delaware
KFH Royalties L.P.	Delaware
KFH Royalties LLC	Delaware
KFN Broadway Feeder LLC	Delaware
KFN BTS Feeder LLC	Delaware
KFN Colonie Feeder LLC	Delaware
KFN HG Hotel Feeder LLC	Delaware
KFN HHV Feeder LLC	Delaware
KFN Midland Feeder LLC	Delaware
KFN NR Investors GP LLC	Delaware
KFN NR Investors L.P.	Delaware
KFN PEI IX, LLC	Delaware
KFN PEI V, LLC	Delaware
KFN PEI XI, LLC	Delaware
KFN Rad Philly Feeder LLC	Delaware
KFN Sentinel REIT LLC	Delaware
KFN WTC Oahu Feeder LLC	Delaware
KFN YTC Feeder LLC	Delaware
KFN-SSFD, LLC	Delaware
KKR (Cayman) Limited	Cayman Islands
KKR 2006 AIV GP LLC	Delaware
KKR 2006 AIV Limited	Cayman Islands
KKR 2006 Fund (Allstar) L.P.	Delaware
KKR 2006 Fund (GDG) L.P.	Delaware
KKR 2006 Fund (Invictus) L.P.	Cayman Islands
KKR 2006 Fund (Ireland) GP Limited	Ireland

Name	Jurisdiction
KKR 2006 Fund (Overseas), Limited Partnership	Cayman Islands
KKR 2006 Fund (Samson) L.P.	Delaware
KKR 2006 Fund L.P.	Delaware
KKR 2006 GP (Energy II) LLC	Delaware
KKR 2006 GP LLC	Delaware
KKR 2006 Limited	Cayman Islands
KKR 8 NA Limited	Cayman Islands
KKR Account Adviser (Mauritius), Ltd.	Mauritius
KKR Alternative Credit L.P.	Delaware
KKR Alternative Credit Limited	Cayman Islands
KKR Alternative Credit LLC	Delaware
KKR Alternative Investment Management	Ireland
KKR Apex Equity Master Fund LP	Cayman Islands
KKR ASF Walter PE Limited	Cayman Islands
KKR Asia (Ireland) Limited	Ireland
KKR Asia II Japan AIV Limited	Cayman Islands
KKR Asia II Limited	Cayman Islands
KKR Asia Limited	Hong Kong
KKR Asia Limited	Cayman Islands
KKR Asia LLC	Delaware
KKR Asia S.à.r.l.	Luxembourg
KKR Asian Fund (Ireland) GP Limited	Ireland
KKR Asian Fund II Japan AIV L.P.	Cayman Islands
KKR Asian Fund II L.P.	Cayman Islands
KKR Asian Fund L.P.	Cayman Islands
KKR Asset Management (International) Partners LLP	Delaware
KKR Asset Management Ltd	England & Wales
KKR Asset Management Partners LLP	England & Wales
KKR Associates 2006 (Overseas) AIV L.P.	Cayman Islands
KKR Associates 2006 (Overseas), Limited Partnership	Cayman Islands
KKR Associates 2006 AIV L.P.	Delaware
KKR Associates 2006 L.P.	Delaware
KKR Associates 8 NA L.P.	Cayman Islands
KKR Associates ASF Walter PE L.P.	Cayman Islands
KKR Associates Asia (Japan) L.P.	Cayman Islands

Name	Jurisdiction
KKR Associates Asia II Japan AIV L.P.	Cayman Islands
KKR Associates Asia II L.P.	Cayman Islands
KKR Associates Asia L.P.	Cayman Islands
KKR Associates China Growth L.P.	Cayman Islands
KKR Associates CIS Global L.P.	Cayman Islands
KKR Associates Credit Select L.P.	Cayman Islands
KKR Associates CS I L.P.	Cayman Islands
KKR Associates CS II L.P.	Cayman Islands
KKR Associates CS III L.P.	Cayman Islands
KKR Associates CS IX L.P.	Cayman Islands
KKR Associates CS V L.P.	Delaware
KKR Associates CS VIII L.P.	Cayman Islands
KKR Associates CS X L.P.	Cayman Islands
KKR Associates E2 L.P.	Cayman Islands
KKR Associates EIGF AIV L.P.	Delaware
KKR Associates EIGF L.P.	Delaware
KKR Associates EIGF TE AIV L.P.	Delaware
KKR Associates EIGF TE L.P.	Delaware
KKR Associates Europe II, Limited Partnership	Alberta
KKR Associates Europe III, Limited Partnership	Cayman Islands
KKR Associates Europe IV L.P.	Cayman Islands
KKR Associates Europe, Limited Partnership	Alberta
KKR Associates GFIP L.P.	Cayman Islands
KKR Associates Global Credit Opportunities GP L.P.	Cayman Islands
KKR Associates Infrastructure (AIV) L.P.	Delaware
KKR Associates Infrastructure II L.P.	Cayman Islands
KKR Associates Infrastructure L.P.	Cayman Islands
KKR Associates Lending Europe L.P.	Cayman Islands
KKR Associates Lending II L.P.	Delaware
KKR Associates Lending L.P.	Delaware
KKR Associates LR Energy L.P.	Cayman Islands
KKR Associates Mezzanine I L.P.	Delaware
KKR Associates Millennium (Overseas), Limited Partnership	Alberta
KKR Associates Millennium L.P.	Delaware
KKR Associates North America XI AIV L.P.	Delaware

Name	Jurisdiction
KKR Associates North America XI L.P.	Cayman Islands
KKR Associates NR I L.P.	Delaware
KKR Associates NR II L.P.	Delaware
KKR Associates NZSF L.P.	Cayman Islands
KKR Associates Principal Opportunities (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities (Offshore) L.P.	Cayman Islands
KKR Associates Principal Opportunities AIV (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities AIV (Offshore) L.P.	Cayman Islands
KKR Associates RECOI L.P.	Cayman Islands
KKR Associates REPA AIV-3 L.P.	Delaware
KKR Associates REPA AIV-4 L.P.	Delaware
KKR Associates REPA AIV-5 L.P.	Cayman Islands
KKR Associates REPA L.P.	Delaware
KKR Associates REPE L.P.	Cayman Islands
KKR Associates SA Co-Invest L.P.	Cayman Islands
KKR Associates SA Master L.P.	Cayman Islands
KKR Associates SMRS L.P.	Delaware
KKR Associates Special Situations (Domestic) II L.P.	Cayman Islands
KKR Associates Special Situations (Domestic) L.P.	Cayman Islands
KKR Associates Special Situations (EEA) II Limited	Cayman Islands
KKR Associates Special Situations (EEA) II LLP	Guernsey
KKR Associates Special Situations (Offshore) II L.P.	Cayman Islands
KKR Associates Special Situations (Offshore) II Limited	Cayman Islands
KKR Associates Special Situations (Offshore) L.P.	Cayman Islands
KKR Associates SPN L.P.	Cayman Islands
KKR Atlanta Co-Invest GP Limited	Cayman Islands
KKR Australia Investment Management Pty Limited	Australia
KKR Australia Pty Limited	Australia
KKR Biosimilar GP LLC	Delaware
KKR Biosimilar L.P.	Delaware
KKR Brazil Aggregator GP LLC	Delaware
KKR Brazil LLC	Delaware
KKR Brickman Co-Invest GP LLC	Delaware
KKR Canada LLC	Delaware
KKR Canada ULC	Nova Scotia

Name	Jurisdiction
KKR Capital Markets Asia Limited	Hong Kong
KKR Capital Markets Holdings GP LLC	Delaware
KKR Capital Markets Holdings L.P.	Delaware
KKR Capital Markets India Private Limited	India
KKR Capital Markets Japan Holdings LLC	Delaware
KKR Capital Markets Japan Limited	Japan
KKR Capital Markets Limited	England & Wales
KKR Capital Markets LLC	Delaware
KKR China Growth Fund L.P.	Cayman Islands
KKR China Growth Limited	Cayman Islands
KKR CIS Global Limited	Cayman Islands
KKR CLO 10 Ltd.	Cayman Islands
KKR CLO 9 Ltd.	Cayman Islands
KKR Co G.P S.à.r.l.	Luxembourg
KKR Co L.P S.à.r.l.	Luxembourg
KKR Corporate Capital Services LLC	Delaware
KKR Corporate Credit Partners L.P.	Cayman Islands
KKR Corporate Lending (Cayman) Limited	Cayman Islands
KKR Corporate Lending (UK) LLC	Delaware
KKR Corporate Lending LLC	Delaware
KKR Credit Advisors (Hong Kong) Limited	Hong Kong
KKR Credit Advisors (Ireland)	Ireland
KKR Credit Advisors (UK) LLP	England & Wales
KKR Credit Advisors (US) LLC	Delaware
KKR Credit Alpha Fund (US) L.P.	Delaware
KKR Credit Alpha GP Limited	Cayman Islands
KKR Credit Fund Advisors LLC	Delaware
KKR Credit Relative Value GP L.P.	Cayman Islands
KKR Credit Relative Value Master Fund L.P.	Cayman Islands
KKR Credit Select Limited	Cayman Islands
KKR CRV GP Limited	Cayman Islands
KKR CS Advisors I LLC	Delaware
KKR CS I Limited	Cayman Islands
KKR CS II Limited	Cayman Islands
KKR CS III Limited	Cayman Islands

Name	Jurisdiction
KKR CS IX Limited	Cayman Islands
KKR CS V LLC	Delaware
KKR CS VIII Limited	Cayman Islands
KKR CS X Limited	Cayman Islands
KKR Cyprus Holdings LLC	Delaware
KKR DBFH LLC	Delaware
KKR DBMH LLC	Delaware
KKR Debt Investors 2006 S.à.r.l.	Luxembourg
KKR DI 2006 GP Limited	Cayman Islands
KKR DI 2006 L.P.	Cayman Islands
KKR do Brasil Gestão de Investimentos e Participações Ltda.	Brazil
KKR E2 Investors L.P.	Cayman Islands
KKR E2 Limited	Cayman Islands
KKR Eagle Co-Invest GP Limited	Cayman Islands
KKR EIGF AIV LLC	Delaware
KKR EIGF Feeder GP Limited	Cayman Islands
KKR EIGF LLC	Delaware
KKR Energy HF Stake Limited	Cayman Islands
KKR Energy Income and Growth Fund I AIV L.P.	Delaware
KKR Energy Income and Growth Fund I L.P.	Delaware
KKR Energy Income and Growth Fund I-TE L.P.	Delaware
KKR Energy Income and Growth Fund I-TE AIV L.P.	Delaware
KKR Equity Strategies (Overseas) Limited	Cayman Islands
KKR Equity Strategies Associates (Overseas) L.P.	Cayman Islands
KKR Equity Strategies GP (Overseas) Limited	Cayman Islands
KKR Equity Strategies GP Limited	Cayman Islands
KKR Europe II Limited	Cayman Islands
KKR Europe III Limited	Cayman Islands
KKR Europe IV EEA Limited	Cayman Islands
KKR Europe IV EEA LLC	Delaware
KKR Europe IV Investments GP Limited	Cayman Islands
KKR Europe IV Limited	Cayman Islands
KKR Europe Limited	Cayman Islands
KKR European Fund II, Limited Partnership	Alberta
KKR European Fund III (AIV I) L.P.	Cayman Islands

Name	Jurisdiction
KKR European Fund III (AIV II) L.P.	Cayman Islands
KKR European Fund III, Limited Partnership	Cayman Islands
KKR European Fund IV (EEA) L.P.	England & Wales
KKR European Fund IV Investments L.P.	Cayman Islands
KKR European Fund IV L.P.	Cayman Islands
KKR European Fund, Limited Partnership	Alberta
KKR European Infrastructure Investors II L.P.	England & Wales
KKR European Infrastructure Investors L.P.	Scotland
KKR European Infrastructure Limited	Cayman Islands
KKR European Infrastructure LLC	Delaware
KKR European Special Opportunities Limited	Cayman Islands
KKR FI Advisors Cayman Ltd.	Cayman Islands
KKR FI Advisors LLC	Delaware
KKR FI Advisors V Limited	Cayman Islands
KKR Finance LLC	Delaware
KKR Financial Advisors II, LLC	Delaware
KKR Financial Advisors IV LLC	Delaware
KKR Financial Advisors LLC	Delaware
KKR Financial Capital Trust I	Delaware
KKR Financial Capital Trust II	Delaware
KKR Financial Capital Trust III	Delaware
KKR Financial Capital Trust IV	Delaware
KKR Financial Capital Trust V	Delaware
KKR Financial Capital Trust VI	Delaware
KKR Financial CDO 2005-1, Ltd.	Cayman Islands
KKR Financial CLO 2005-2, Ltd.	Cayman Islands
KKR Financial CLO 2006-1, Ltd.	Cayman Islands
KKR Financial CLO 2009-1, Ltd.	Cayman Islands
KKR Financial CLO 2011-1, Ltd.	Cayman Islands
KKR Financial CLO 2012-1, Ltd.	Cayman Islands
KKR Financial CLO 2013-1 Holdings, Ltd.	Cayman Islands
KKR Financial CLO 2013-1, Ltd.	Cayman Islands
KKR Financial CLO 2015-1, Ltd.	Cayman Islands
KKR Financial CLO 2007-1, Ltd.	Cayman Islands
KKR Financial CLO 2007-A, Ltd.	Cayman Islands

Name	Jurisdiction
KKR Financial CLO 2013-2 Holdings, Ltd.	Cayman Islands
KKR Financial CLO 2013-2, Ltd.	Cayman Islands
KKR Financial CLO Holdings II LLC	Delaware
KKR Financial CLO Holdings, LLC	Delaware
KKR Financial Holdings II, LLC	Delaware
KKR Financial Holdings II, Ltd.	Cayman Islands
KKR Financial Holdings III, LLC	Delaware
KKR Financial Holdings III, Ltd.	Cayman Islands
KKR Financial Holdings LLC	Delaware
KKR Financial Holdings, Inc.	Delaware
KKR Financial Holdings, Ltd.	Cayman Islands
KKR Floating Rate Fund L.P.	Cayman Islands
KKR Fund Holdings GP Limited	Cayman Islands
KKR Fund Holdings L.P.	Cayman Islands
KKR GFIP Limited	Cayman Islands
KKR Global Infrastructure Investors (Keats) L.P.	Cayman Islands
KKR Global Infrastructure Investors (Water) L.P.	Delaware
KKR Global Infrastructure Investors II (EEA) L.P.	England & Wales
KKR Global Infrastructure Investors II L.P.	Cayman Islands
KKR Global Infrastructure Investors L.P.	Cayman Islands
KKR GMO GP Limited	Cayman Islands
KKR GMO Holdings L.P.	Cayman Islands
KKR GMO Holdings Limited	Cayman Islands
KKR GMO II Holdings L.P.	Cayman Islands
KKR GMO II Holdings Limited	Cayman Islands
KKR Group Finance Co. II LLC	Delaware
KKR Group Finance Co. III LLC	Delaware
KKR Group Finance Co. LLC	Delaware
KKR Group Holdings L.P.	Cayman Islands
KKR Group Limited	Cayman Islands
KKR Gym Aggregator L.P.	Cayman Islands
KKR Gym GP Limited	Cayman Islands
KKR Harbourview Holdings Pty Ltd	Australia
KKR Harbourview Pty Ltd	Australia
KKR Holdings Mauritius, Ltd.	Mauritius

Name	Jurisdiction
KKR IFI GP L.P.	Cayman Islands
KKR IFI Limited	Cayman Islands
KKR ILP LLC	Delaware
KKR India Advisors Private Limited	India
KKR India Asset Finance Private Limited	India
KKR India Credit Opportunities Fund I	India
KKR India Debt Fund I	India
KKR India Debt Opportunities Fund III	India
KKR India Finance Holdings LLC	Delaware
KKR India Financial Services Private Limited	India
KKR India LLC	Delaware
KKR Indigo Co-Invest GP LLC	Delaware
KKR Infrastructure (AIV) GP LLC	Delaware
KKR Infrastructure II EEA Limited	Cayman Islands
KKR Infrastructure II EEA LLC	Delaware
KKR Infrastructure II Limited	Cayman Islands
KKR Infrastructure Limited	Cayman Islands
KKR International Holdings L.P.	Cayman Islands
KKR Investment Advisory (Shanghai) LLC	China
KKR Investment Advisory (Zhuhai Hengqin) Company Limited	China
KKR Investment Consultancy ("Beijing") Company Limited	China
KKR Investment Holdings I (Mauritius), Ltd.	Mauritius
KKR Investment Management LLC	Delaware
KKR Investments LLC	Delaware
KKR Irish Holdings SPC Limited	Cayman Islands
KKR Irish Parent S.à.r.l.	Luxembourg
KKR Japan Limited	Japan
KKR Korea Limited Liability Corporation	Korea, Republic of
KKR KPE LLC	Delaware
KKR Latin America LLC	Delaware
KKR Lending Europe GP Limited	Cayman Islands
KKR Lending Europe GP LLP	Guernsey
KKR Lending Europe Limited	Cayman Islands
KKR Lending GP LLC	Delaware
KKR Lending II GP LLC	Delaware

Name	Jurisdiction
KKR Lending Partners II L.P.	Delaware
KKR Lending Partners L.P.	Delaware
KKR LR Energy Limited	Cayman Islands
KKR Mackellar Partners GP Limited	Cayman Islands
KKR Management Holdings Corp.	Delaware
KKR Management Holdings L.P.	Delaware
KKR Matterhorn Co-Invest GP Limited	Cayman Islands
KKR Mauritius PE Investments I, Ltd.	Mauritius
KKR MENA Holdings LLC	Delaware
KKR MENA Limited	Dubai International Financial Centre
KKR Mexico LLC	Delaware
KKR Mezzanine GP LLC	Delaware
KKR Mezzanine I Advisors LLC	Delaware
KKR Mezzanine Partners I L.P.	Delaware
KKR Millennium Fund (Overseas), Limited Partnership	Alberta
KKR Millennium Fund L.P.	Delaware
KKR Millennium GP LLC	Delaware
KKR Millennium Limited	Cayman Islands
KKR Natural Resources Fund I-A L.P.	Delaware
KKR Natural Resources I L.P.	Delaware
KKR Nautilus Aggregator Limited	Cayman Islands
KKR North America Fund XI (AIV I) L.P.	Cayman Islands
KKR North America Fund XI (AIV II) L.P.	Cayman Islands
KKR North America Fund XI (Brazil A) L.P.	Québec
KKR North America Fund XI (Brazil B) L.P.	Québec
KKR North America Fund XI (Indigo) L.P.	Delaware
KKR North America Fund XI (Sage) L.P.	Delaware
KKR North America Fund XI (Wave) L.P.	Delaware
KKR North America Fund XI Brazil GP LLC	Delaware
KKR North America Fund XI L.P.	Cayman Islands
KKR North America XI AIV GP LLC	Delaware
KKR North America XI Limited	Cayman Islands
KKR NR I LLC	Delaware
KKR NR II LLC	Delaware
KKR NR Investors I-A GP LLC	Delaware

Name	Jurisdiction
KKR NR Investors I-A L.P.	Delaware
KKR NZSF Limited	Cayman Islands
KKR Oracle Co-Invest GP LLC	Delaware
KKR PEI Alternative Investments Limited	Cayman Islands
KKR PEI Associates, L.P.	Guernsey
KKR PEI GP Limited	Cayman Islands
KKR PEI Investments, L.P.	Guernsey
KKR PEI Opportunities GP Ltd.	Cayman Islands
KKR PEI Opportunities, L.P.	Cayman Islands
KKR PEI Securities Holdings Ltd.	Cayman Islands
KKR Principal Opportunities (Domestic) Limited	Cayman Islands
KKR Principal Opportunities (Offshore) Limited	Cayman Islands
KKR Principal Opportunities AIV (Domestic) Limited	Cayman Islands
KKR Principal Opportunities AIV (Offshore) L.P.	Cayman Islands
KKR Principal Opportunities AIV (Offshore) Limited	Cayman Islands
KKR Principal Opportunities Partnership (Offshore) L.P.	Cayman Islands
KKR Prisma Associates GP L.P.	Cayman Islands
KKR Prisma GP Limited	Cayman Islands
KKR Prisma LP Limited	Cayman Islands
KKR Real Estate Credit Opportunities India Feeder LP	Singapore
KKR Real Estate Finance Holdings L.P.	Delaware
KKR Real Estate Finance Manager LLC	Delaware
KKR Real Estate Finance Trust Inc.	Maryland
KKR Real Estate Fund AIV 1 L.P.	Delaware
KKR Real Estate Fund AIV 1 LLC	Delaware
KKR Real Estate Fund GP LLC	Delaware
KKR Real Estate Fund Holdings L.P.	Delaware
KKR Real Estate Management GP LLC	Delaware
KKR Real Estate Management Holdings L.P.	Delaware
KKR Real Estate Partners Americas L.P.	Delaware
KKR Real Estate Partners Europe L.P.	Cayman Islands
KKR RECOI (Cayman) Limited	Cayman Islands
KKR RECOI (Singapore) Pte. Ltd.	Singapore
KKR Renaissance Co-Invest GP LLC	Delaware
KKR REPA AIV-1 L.P.	Delaware

Name	Jurisdiction
KKR REPA AIV-2 L.P.	Delaware
KKR REPA AIV-3 GP LLC	Delaware
KKR REPA AIV-3 L.P.	Delaware
KKR REPA AIV-4 GP Ltd.	Cayman Islands
KKR REPA AIV-4 L.P.	Delaware
KKR REPA AIV-5 GP Ltd.	Cayman Islands
KKR REPA AIV-5 L.P.	Cayman Islands
KKR REPA GP LLC	Delaware
KKR REPE EEA Limited	Cayman Islands
KKR REPE EEA LLC	Delaware
KKR REPE GP Limited	Cayman Islands
KKR Royalty Aggregator LLC	Delaware
KKR Royalty Splitter LLC	Delaware
KKR SA Co-Invest GP Limited	Cayman Islands
KKR SA Master GP Limited	Cayman Islands
KKR Saudi Limited	Saudi Arabia
KKR Selena Co-Invest GP Limited	Cayman Islands
KKR Sentinel Co-Invest GP LLC	Delaware
KKR Singapore Pte. Ltd.	Singapore
KKR SMRS LLC	Delaware
KKR Spark Power Holdings I (Mauritius), Ltd.	Mauritius
KKR Special Situations (Domestic) Fund L.P.	Cayman Islands
KKR Special Situations (EEA) Fund II L.P.	England & Wales
KKR Special Situations (Domestic) Fund II L.P.	Cayman Islands
KKR Special Situations (Offshore) Fund II L.P.	Cayman Islands
KKR Special Situations (Domestic) II Limited	Cayman Islands
KKR Special Situations (Domestic) Limited	Cayman Islands
KKR Special Situations (Offshore) Fund L.P.	Cayman Islands
KKR Special Situations (Offshore) II Limited	Cayman Islands
KKR Special Situations (Offshore) Limited	Cayman Islands
KKR SPN GP Limited	Cayman Islands
KKR SPN Investments L.P.	Cayman Islands
KKR Sprint SLP Limited	Cayman Islands
KKR Strategic Capital Fund MRO Trust	Delaware
KKR Strategic Capital Holdings GP, Ltd.	Cayman Islands

Name	Jurisdiction
KKR Strategic Capital Institutional Fund, Ltd.	Cayman Islands
KKR Strategic Capital Management, L.L.C.	Delaware
KKR Strategic Capital Partners, L.L.C.	Delaware
KKR Subsidiary Corp.	Delaware
KKR Subsidiary Partnership L.P.	Delaware
KKR TRS Holdings Ltd.	Cayman Islands
KKR Turbine Investors LLC	Delaware
KKR Upstream Associates LLC	Delaware
KKR Upstream LLC	Delaware
KKR YC AIV-1 Associates L.P.	Delaware
KKR YC Associates GP L.P.	Cayman Islands
KKR YC Associates GP Limited	Cayman Islands
KKR YC Associates L.P.	Cayman Islands
KKR-CDP Partners L.P.	Cayman Islands
KKR-Keats Associates Pipeline (AIV) L.P.	Delaware
KKR-Keats Associates Pipeline L.P.	Delaware
KKR-Keats Capital Partners L.P.	Cayman Islands
KKR-Keats Pipeline (AIV) LLC	Delaware
KKR-Keats Pipeline LLC	Delaware
KKR-Milton Capital Partners L.P.	Cayman Islands
KKR-Yanchang Global Energy Fund AIV-1 L.P.	Delaware
KKR-Yanchang Global Energy Fund L.P.	Cayman Islands
KNR Trinity Holdings LLC	Delaware
Kohlberg Kravis Roberts & Co. (International) Partners LLP	Delaware
Kohlberg Kravis Roberts & Co. L.P.	Delaware
Kohlberg Kravis Roberts & Co. Ltd	England & Wales
Kohlberg Kravis Roberts & Co. Partners LLP	England & Wales
Kohlberg Kravis Roberts & Co. SAS	France
Kohlberg Kravis Roberts (España) Asesores SL	Spain
Lemonade Investors LLC	Delaware
Machine Investors GP Limited	Cayman Islands
Machine Investors L.P.	Cayman Islands
Machine2014 GmbH	Germany
Magic Investors GP LLC	Delaware
Magic Investors L.P.	Delaware

Name	Jurisdiction
MBF Co-Invest GP Limited	Cayman Islands
New Omaha Co-Invest GP, LLC	Delaware
New Omaha SLP LLC	Delaware
NIM Aggregator LLC	Delaware
Pacova Limited	Jersey
Ping Investors LLC	Delaware
Prisma Capital Advisors LLC	Delaware
Prisma Capital Management International LLP	England & Wales
Prisma Capital Management International Ltd	England & Wales
Prisma Capital Management LLC	Delaware
Prisma Capital Partners EH LLC	Delaware
Prisma Capital Partners I, L.P.	Delaware
Prisma Capital Partners I, LLC	Delaware
Prisma Capital Partners LLC	Delaware
Prisma Capital Partners LP	Delaware
Prisma GP LLC	Delaware
Royalty (GP) Pte. Ltd.	Singapore
Samson Co-Invest GP LLC	Delaware
Silverview Investments Pte. Ltd.	Singapore
Stamariko Holdings Limited	Cyprus
Valhalla Co-Invest GP Limited	Cayman Islands